Exhibit 10.1

WARRANT

To Purchase 77,381 Shares of

Common Stock

of

MEDICALCV, INC.

This Warrant and the securities issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 (the “Securities Act”) or under any state securities or “Blue Sky” laws (“Blue Sky Laws”). No transfer, sale, assignment, pledge, hypothecation or other disposition of this Warrant or the securities issuable upon exercise of this Warrant or any interest therein may be made except (a) pursuant to an effective registration statement under the Securities Act and any applicable Blue Sky Laws or (b) if the Company has been furnished with an opinion of counsel for the holder, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that no registration is required because of the availability of an exemption from registration under the Securities Act and applicable Blue Sky Laws.

THIS CERTIFIES THAT, for good and valuable consideration, PKM PROPERTIES, LLC a Minnesota limited liability company (“PKM Properties”) or its registered assigns, is entitled to subscribe for and purchase from MedicalCV, Inc., a Minnesota corporation (the “Company”), at any time to and including the date that is ten (10) years after the date hereof.  Seventy-Seven Thousand Three Hundred Eighty-One (77,381) fully paid and nonassessable shares of the Common Stock of the Company at the price of $1.68 per share (the “Warrant Exercise Price”), subject to the antidilution provisions of this Warrant.  The shares which may be acquired upon exercise of this Warrant are referred to herein as the “Warrant Shares.” As used herein, the term “Holder” means PKM Properties, any party who acquires all or a part of this Warrant as a registered transferee of PKM Properties, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant; the term “Common Stock” means the Company’s Common Stock, $.01 par value.

This Warrant is subject to the following provisions, terms and conditions:

1.             Exercise; Conversion Right; Transferability

(a)           The rights represented by this Warrant may be exercised by the Holder hereof at any time, for a period of ten (10) years commencing on the date hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such shares.

(b)           Subject to the restrictions on transfer of this Warrant or the Warrant Shares set forth herein, the Holder of this Warrant shall have the right to require the Company to convert this Warrant (the “Conversion Right’) at any time after the date hereof and prior to its expiration into shares of Common Stock as provided for in Sections 1(b) through 1(d) hereof.  Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Warrant Exercise Price) that number of shares of Company Common Stock equal to the quotient obtained by dividing (i) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value (as defined in Section 10 hereof) for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (ii) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

(c)           The Conversion Right may be exercised by the Holder, at any time or from time to time, after the date hereof and prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the “Conversion Notice”) to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Common Stock the Holder will purchase pursuant to such conversion and (ii) a place and date not less than one or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

(d)           At any closing under Section 1(c) hereof, (i) the Holder will surrender the Warrant, (ii) the Company will deliver to the Holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the Holder a new warrant representing the number of shares, if any, with respect to which the Warrant shall not have been exercised.

(e)           Subject to the provisions of Section 7 hereof, this Warrant shall be fully transferable, in whole or in part; provided that this Warrant shall be transferable only on the books of the Company by the Holder in person, or by duly authorized attorney, on surrender of the Warrant, properly assigned.

2.             Exchange and Replacement.  Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.  This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement.  The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges incurred by it in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

3.             Issuance of the Warrant Shares.

(a)           The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid.  Subject to the provisions of paragraph (b) of this Section 3, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

(b)           Notwithstanding the foregoing, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws.  Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9.  If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions.  The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

                4.             Covenants of the Company.  The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issuance thereof.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

                5.             Antidilution Adjustments.  The provisions of this Warrant are subject to adjustment as provided in this Section 5; provided that no adjustment shall be made pursuant to this Section 5 which has the effect of duplicating any adjustment made pursuant to the Articles of Incorporation of the Company or any certificate of designation thereto, if any.

(a)           The Warrant Exercise Price shall be subject to adjustment from time to time as hereinafter provided.  Upon each adjustment of the Warrant Exercise Price the holder of this Warrant shall thereafter be entitled to purchase the number of shares of Common Stock of the Company obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares issuable pursuant to exercise immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

(b)           Except for (i) options, warrants or other rights to purchase securities outstanding on the date of the issuance of this Warrant (provided there is no adjustment to the terms of such options, warrants or other securities on or after the date of issuance of this Warrant); (ii) options to purchase shares of Common Stock and the issuance of awards of Common Stock pursuant to stock option or employee stock purchase plans adopted by the Company and shares of Common Stock issued upon the exercise of such options granted pursuant to such plans (provided there is no adjustment to the terms of such options, awards or other securities on or after the date of issuance of this Warrant) (appropriately adjusted to reflect stock splits, combinations, stock dividends, reorganizations, consolidations and similar changes); (iii) up to four separate issues or sales by the Company during any twelve month period, none of which shall exceed 25,000 shares of Common Stock or securities convertible into or exercisable for the purchase of Common Stock; and (iv) Common Stock or securities convertible into or exercisable for the purchase of Common Stock issued in connection with any merger or acquisition of any business or tangible or intangible assets which is approved by the Company’s Board of Directors; if and whenever the Company shall issue or sell any additional securities, warrants or rights or any security convertible or exchangeable into equity, securities, warrants or rights (collectively, “Convertible Securities”) for a consideration per share less than the Warrant Exercise Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Warrant Exercise Price shall be adjusted to a price determined by multiplying such Warrant Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance would purchase at such Warrant Exercise Price; and the denominator of which shall be the number of shares of such additional Common Stock and the number of shares of Common Stock outstanding prior to such issuance.  For the purpose of the above calculation, the number of shares of Common Stock immediately prior to such issuance shall be calculated on a fully-diluted basis, as if this Warrant and any other outstanding warrants, options or other rights for the purchase of shares of stock or Convertible Securities had been fully exercised as of such date.  Except as provided in Section 5(e) below, no further adjustments of the Warrant Exercise Price shall be made upon the actual issuance of Common Stock or of any Convertible Securities upon the exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

(c)           For purposes of this Section 5, in case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deducting therefrom any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Company in connection therewith.  In case any shares of Common Stock or Convertible

Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Company, without deducting therefrom any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Company in connection therewith.  In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall determine to be attributable to such Common Stock, Convertible Securities, rights or options, as the case may be.  In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any other corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Warrant Exercise Price, the determination of the number of shares of Common Stock issuable upon exercise immediately prior to such merger, conversion or sale, for purposes of Section 5(f) below, shall be made after giving effect to such adjustment of the Warrant Exercise Price.

(d)           In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased.

(e)           If (i) the purchase price provided for in any right or option referred to in Section 5(b), or (ii) the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities, or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution), or any Convertible Securities shall terminate, expire or cease to be outstanding without exercise thereof, the Warrant Exercise Price then in effect hereunder shall forthwith be increased or decreased to such Warrant Exercise Price as would have applied had the adjustments made upon the issuance of such rights, options or Convertible Securities been made upon the basis of (a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (b) the issuance at the time of such change of any such options, rights, or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Warrant Exercise Price then in effect hereunder shall forthwith be increased to such Warrant Exercise Price as would have been obtained had the adjustments made upon the issuance of such rights or options or Convertible Securities been made upon the basis of the issuance of the shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities.  If the purchase price provided for in any right or option referred to in Section 5(b), or the rate at which any Convertible Securities referred to in Section 5(b) are convertible into or exchangeable for Common Stock, shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the Warrant Exercise Price then in effect hereunder shall forthwith be decreased to such Warrant Exercise Price as would have applied had the adjustments made upon the issuance of such right, option or Convertible Security been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

(f)            If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, and except as otherwise provided herein, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock of the Company immediately theretofore receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable upon the exercise of this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant Exercise Price and of the number of shares receivable upon the exercise hereof) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets thereafter receivable upon the exercise of this Warrant.  The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holder of this Warrant, at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

(g)           Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant, as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  No adjustment to the Warrant Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05); provided, however, that any adjustments which by reason of this Section 5(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and, provided further, that adjustment shall be required and made in accordance with the provisions of this Section 5 (other than this Section 5(g)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock.  All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.  Anything in this Section 5 to the contrary notwithstanding, the Company shall be entitled to make such increases in the conversion rate in addition to those required by this Section 5 as it in its discretion shall determine to be advisable in order that any stock dividends, subdivisions of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

(h)  In case at any time: (i) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or (ii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, of the date on which (a) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be.  Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be.  Such written notice shall be given at least twenty (20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto.

(i)            If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of this Section 5 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid.

                (j)            As used in this Section 5 the term “Common Stock” shall mean and include the Company’s presently authorized Common Stock and any additional Common Stock that may be authorized by due action of the Company’s Board of Directors and shareholders entitled to vote thereon.

                6.             No Voting Rights.  This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

                7.             Notice of Transfer of Warrant or Resale of the Warrant Shares.

                (a)           The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder’s intention to do so, describing briefly the manner of any proposed transfer.  Promptly upon receiving such written notice, the Company shall present copies thereof to the Company’s counsel and to counsel to the original purchaser of this Warrant.  If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

                (b)           If in the opinion of either of the counsel referred to in this Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such transfer or disposition as, in the opinion of both such counsel, are permitted by law.

                8.             Fractional Shares.  Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Fair Market Value of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price, if paid by the Holder, represented by such fractional share.

                9.             Registration Rights.

                (a)           If the Company at any time until two (2) years after complete exercise or expiration of this Warrant proposes to register under the Securities Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto) any of its equity securities, it will give written notice to all Holders of this Warrant, any Warrants issued pursuant to Section 2 and/or Section 3(a) hereof, and any Warrant Shares of its intention to do so and, on the written request of any such Holder given within twenty (20) days after receipt of any such notice (which request shall specify the Warrant Shares intended to be sold or disposed of by such Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such Warrant Shares, the Holders of which shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Company; provided that:

                (i)            if a greater number of Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Warrant Shares proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter

                (ii)           the Company may, at its sole discretion and without the consent of any holder of the Warrant Shares, withdraw such registration statement and abandon the proposed offering in which any such holder had requested to participate;

                (iii)          if the offering to which the registration statement relates is to be distributed by or through an underwriter, each holder of the Warrant Shares shall agree, as a condition to the inclusion of such holder’s securities in such registration, to sell securities held by such holder through such underwriter on the same terms and conditions as the underwriter agrees to sell securities on behalf of the Company and not to sell, transfer, pledge, assign or otherwise dispose of the Warrant Shares of the Company not sold by such holder in such offering for such period (up to 180 days after the effective date of the registration statement) as may be required by the underwriter;

                (iv)          the Company shall not be obligated to include any Warrant Shares in any such registration for any Holder who is able to sell all of the Warrant Shares in a single transaction pursuant to Rule 144 under the Securities Act (or any other similar rule or regulation) during the three-month period beginning on the date such notice is received by such holder, calculated as of the date of such receipt.

                (b)           Further, on a one-time basis only, at any time until two (2) years after complete exercise or expiration of this Warrant, upon request by the Holder or Holders of a majority in interest of this Warrant, of any Warrants issued pursuant to Section 2 and/or Section 3(a) hereof, and of any Warrant Shares, the Company will promptly take all necessary steps to register or qualify, under the Securities Act and the securities laws of such states as the Holders may reasonably request, such number of Warrant Shares issued and to be issued upon conversion of the Warrants requested by such Holders in their request to the Company; provided that the Company shall not be obligated to include any Warrant Shares in any such registration for any Holder who is able to sell all of the Warrant Shares in a single transaction pursuant to Rule 144 under the Securities Act (or any other similar rule or regulation) during the three-month period beginning on the date such notice is received by such holder, calculated as of the date of such receipt.  The Company shall keep effective and maintain any registration, qualification, notification, or approval specified in this Paragraph (b) for such period as may be reasonably necessary for such Holder or Holders of such Warrant Shares to dispose thereof and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law.

                (c)           Upon the exercise of registration rights pursuant to this Section 9, Holder agrees to supply the Company with such information as may be required by the Company to register or qualify the shares to be registered.

                (d)           With respect to each inclusion of securities in a registration statement pursuant to this Section 9, the Company shall bear the following fees, costs, and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company is required to bear such fees and disbursements), all internal expenses, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified.  Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders and any other expenses relating to the sale of securities by the selling Holders not expressly included above shall be borne by the selling Holders.

                (e)           The Company hereby indemnifies each of the Holders of this Warrant and of any Warrant Shares, and the officers and directors, if any, who control such Holders, within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, and liabilities caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any Preliminary Prospectus or any state securities law filings; (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs such Registration Statement, each underwriter of the Common Stock so registered, and each person, if any, who controls the Company or such underwriter, within the meaning of Section 15 of the Securities Act, with respect to losses, claims, damages, or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein.

                10.           Fair Market Value.  Fair Market Value of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

                (a)           If the Company’s Common Stock is traded on an exchange or is listed on the Nasdaq National Market or the Nasdaq SmallCap Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date; or

                (b)           If the Company’s Common Stock is not traded on an exchange or listed on the Nasdaq National Market or the Nasdaq SmallCap Market but is listed on the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service, then the average of the closing bid and ask prices reported for the ten (10) business days immediately preceding the Determination Date; or

                (c)           If the Company’s Common Stock is not listed on an exchange, on the Nasdaq National Market, the Nasdaq SmallCap Market, the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service, then the fair market value as determined in good faith by the Board of Directors of the Company.

[signature page follows]

                IN WITNESS WHEREOF, MedicalCV, Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated November 13, 2003.

MEDICALCV, INC.

By	/s/ Jules L. Fisher
Jules L. Fisher
Chief Financial Officer

NOTICE OF EXERCISE OF WARRANT

(To be signed upon the exercise of the Warrant)

                The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase, for cash,                                 of the shares of Common Stock issuable upon the exercise of such Warrant, and requests that certificates for the shares of Common Stock (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) be issued in the name and address set forth below.

Dated:

(Signature)

(Name)

(Address)

(Social Security or Tax Ident. No.)

*

The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever.  When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

CONVERSION NOTICE

(To be signed upon exercise of Warrant pursuant to Sections 1(b) through 1(d))

                The undersigned hereby irrevocably elects to exercise the Conversion Right provided in Sections 1(b) through 1(d) of the within Warrant for, and to acquire thereunder,                   shares of Common Stock.  If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

                Please issue a certificate or certificates for the shares of Common Stock in the name set forth below.

Dated:

(Signature)

(Name)

(Address)

(Social Security or Tax Ident. No.)

*

The signature on the Conversion Notice must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever.  When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

ASSIGNMENT OF WARRANT

(To be signed only upon authorized transfer of the Warrant)

                FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto                            the right to purchase                         shares of Common Stock of MedicalCV, Inc., to which the within Warrant relates and appoints                           , as attorney-in-fact, to transfer said right on the books of MedicalCV, Inc. with full power of substitution in the premises.  By accepting such transfer, the transferee has agreed to be bound in all respects by the terms and conditions of the within Warrant.

Dated:

(Signature)

(Name)

(Address)

(Social Security or Tax Ident. No.)

*

The signature on the Assignment of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever.  When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your positions) and title(s) with such entity.